UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2007

Voxware, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-021403	36-3934824
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

168 Franklin Corner Road, Lawrenceville, New Jersey	08648
(Address of Principal Executive Offices)	(Zip Code)

(609) 514-4100
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.	Other Events.

On May 3, 2007, Voxware, Inc., a Delaware corporation (the “Company”), received a notice from the The NASDAQ Stock Market, Inc. (“NASDAQ”) indicating that the Company again satisfies NASDAQ Marketplace Rule 4310(c)(2)(B) for continued listing on The NASDAQ Capital Market as the Company has regained a minimum stockholders' equity of $2,500,000. As reported in its recently filed Quarterly Report on Form 10-QSB for the period ended March 31, 2007, the Company reports stockholders' equity of $2,556,000.  Accordingly, the hearing before the NASDAQ Listing Qualifications Panel scheduled for May 10, 2007 to appeal the March 23, 2007 determination by the NASDAQ staff to deny the Company continued listing on The NASDAQ Capital Market is no longer necessary and has been cancelled.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.		Description

99.1		Press Release of Voxware, Inc. dated May 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VOXWARE, INC.

Dated: May 8, 2007	By: /s/ Paul Commons
Name: Paul Commons
Title: Vice President and Chief Financial Officer